RETIREMENT SERIES TRUST

Retirement Reserves Money Fund

(the “Fund”)

Supplement dated September 27, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2018, as supplemented to date

On September 26, 2018, the Board of Trustees of the Retirement Series Trust on behalf of Retirement Reserves Money Fund (the “Fund”), approved a proposal to close the Fund to share purchases. Accordingly, effective at the close of business on July 1, 2019, the Fund will no longer accept share purchase orders.

Shareholders may continue to redeem their Fund shares at any time.

Shareholders should retain this Supplement for future reference.

PR2SAI-RR-0918SUP